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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15D OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 8, 2004


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                          0-25141               76-0579161
(State or other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


    9600 BELLAIRE BLVD., SUITE 252
            HOUSTON, TEXAS                                        77036
(Address of principal executive offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 776-3876

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 8, 2004, David D. Rinehart, Chief Financial Officer of MetroCorp Bancshares, Inc. and its subsidiary, MetroBank,N.A., tendered his resignation effective August 13, 2004, to pursue another opportunity in the Houston area. The Company has begun pursuing a qualified replacement for Mr. Rinehart.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          METROCORP BANCSHARES, INC.


Dated: July 14, 2004                      By /s/ Allen D. Brown
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                                                 Allen D. Brown
                                                 President

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